Filed Pursuant to Rule 497

File No. 333-288252

Rule 482ad

STELLUS CAPITAL INVESTMENT CORPORATION

PRICES REOPENING OF $50.0 MILLION OF 7.25% NOTES DUE 2030

HOUSTON — September 23, 2025 — Stellus Capital Investment Corporation (NYSE: SCM) (“Stellus” or “the Company”) today announced that it priced a public offering of $50.0 million aggregate principal amount of 7.25% notes due 2030 (the “Notes”) on September 22, 2025.

The Notes are an additional issuance of the 7.25% notes due 2030 that Stellus issued on April 1, 2025 in an aggregate principal amount of $75.0 million (the “Existing Notes”). The Notes will be treated as a single series with the Existing Notes under the indenture and will have the same terms as the Existing Notes. The Notes will have the same CUSIP number and will be fungible and rank equally with the Existing Notes. Upon the issuance of the Notes, the outstanding aggregate principal amount of Stellus’ 7.25% notes due 2030 will be $125.0 million. The closing of the transaction is subject to customary closing conditions and the Notes are expected to be delivered on or about September 25, 2025.

Raymond James & Associates, Inc. is acting as the lead book-running manager for this offering, Goldman Sachs & Co. LLC, Keefe, Bruyette & Woods, Inc., and Oppenheimer & Co. Inc. are serving as lead managers for this offering, and Ladenburg Thalmann & Co. Inc., Academy Securities Inc., East West Markets, LLC, and TCBI Securities, Inc., doing business as Texas Capital Securities, are serving as co-managers for this offering.

The Company intends to use the net proceeds from this offering to repay a portion of its 4.875% notes due 2026. As of September 19, 2025, Stellus had $100.0 million aggregate principal amount of 4.875% notes due 2026 outstanding.

Investors are advised to consider carefully the investment objective, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement dated September 22, 2025 and the accompanying prospectus dated August 6, 2025, each of which has been filed with the Securities and Exchange Commission (the “SEC”), contain a description of these matters and other important information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of the Notes referred to in this press release, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement (File No. 333-288252) relating to the Notes was filed and has been declared effective by the SEC.

This offering is being made solely by means of a written prospectus forming part of the effective registration statement and a related preliminary prospectus supplement, which may be obtained for free by visiting the SEC’s website at www.sec.gov or from Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, email: prospectus@raymondjames.com or by calling 800-248-8863.

About Stellus Capital Investment Corporation

The Company is an externally managed, closed-end, non-diversified investment management company that has elected to be regulated as a business development company under the Investment Company Act of 1940. The Company’s investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation by investing primarily in private lower middle-market companies (typically those with $5.0 million to $50.0 million of EBITDA (earnings before interest, taxes, depreciation and amortization)) through first lien (including unitranche), second lien, and unsecured debt financing, often with a corresponding equity investment. The Company’s investment activities are managed by its investment adviser, Stellus Capital Management. To learn more about Stellus Capital Investment Corporation, visit www.stelluscapital.com under the “Public Investors” link.

FORWARD-LOOKING STATEMENTS

Statements included herein may contain “forward-looking statements” which relate to future performance or financial condition. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties, which change over time. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by the Company with the SEC including the final prospectus that will be filed with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contacts

Stellus Capital Investment Corporation

W. Todd Huskinson, (713) 292-5414

Chief Financial Officer

thuskinson@stelluscapital.com